UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 10, 2021

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3D SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

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Delaware	001-34220	95-4431352
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 Three D Systems Circle

Rock Hill, South Carolina 29730

(Address of Principal Executive Offices) (Zip Code)

(803) 326-3900

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	DDD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

In connection with the proposed offering of senior convertible notes, 3D Systems Corporation (the “Company”) provided the disclosure attached as Exhibit 99.1 for the purpose of supplementing and updating disclosures contained in the Company’s prior filings with the Securities and Exchange Commission.

The information in this Item 7.01 (and in the related disclosure) shall not be deemed “filed” with the Securities and Exchange Commission for purposes of the Securities Exchange Act of 1934, as amended, nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”).

Item 8.01. Other Events.

On November 10, 2021, the Company issued a press release announcing its intention, subject to market and other conditions, to offer $350 million in aggregate principal amount of convertible senior notes due 2026 (the “Notes”) in a private debt offering pursuant to an exemption from the registration requirements of the Securities Act.

The Notes will be offered and sold only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act. The Notes and the Company’s common stock issuable in certain circumstances upon conversion of the Notes (the “Common Stock”) will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

The press release announcing the private debt offering was issued in accordance with Rule 135c under the Securities Act. A copy of the press release announcing the offering of the Notes is attached as Exhibit 99.2 and incorporated by reference into this Item 8.01.

This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy the Notes, the Common Stock or any other securities, nor shall it constitute an offer, solicitation or sale in any jurisdiction in which such an offer, solicitation or sale would be unlawful. Any offer of the Notes would be made only by means of a confidential offering memorandum.

Item 9.01. Financial Statements and Exhibits.

Exhibits

99.1	Disclosure made by 3D Systems Corporation on November 10, 2021.
99.2	Press release issued on November 10, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3D SYSTEMS CORPORATION

Date: November 10, 2021	By:	/s/ Andrew M. Johnson
Andrew M. Johnson
Executive Vice President, Chief Legal Officer and Secretary